SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 5, 2004

(Date of earliest event reported)

MK GOLD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-23042	82-0487047
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 East South Temple, Suite 1225

Salt Lake City, Utah 84111

(801) 297-6900

(Address of principal executive offices and telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

On March 5 and March 16, 2004, MK Gold Company issued the press releases filed with this report as Exhibits 99.1 and 99.2, respectively, which are incorporated into this report by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press release dated March 5, 2004.

99.2	Press release dated March 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MK GOLD COMPANY

/s/ John C. Farmer
John C. Farmer
Chief Financial Officer and Secretary

Date: March 17, 2004

INDEX TO EXHIBITS

Exhibits
99.1	Press release dated March 5, 2004.

99.2	Press release dated March 16, 2004.